Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of PN Med Group Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amendment No. 2 to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Pedro Perez Niklitschek

Pedro Perez Niklitschek

Chief Executive Officer

Chief Financial Officer

(principal executive and financial and accounting officer)

November 18, 2013